Exhibit 99.1

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Deutsche Bank Electric Power Conference
June 14 – 15, 2005

Safe Harbor

This material includes forward-looking statements that are subject to certain risks, uncertainties and assumptions.  Such forward-looking statements include projected earnings, cash flows, capital expenditures and other statements and are identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions.  Actual results may vary materially.  Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; effects of geopolitical events, including war and acts of terrorism; changes in federal or state legislation; regulation; final approval and implementation of the pending settlement of the securities, ERISA and derivative litigation; costs and other effects of legal administrative proceedings, settlements, investigations and claims; actions of accounting regulatory bodies; risks associated with the California power market; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; and other risk factors listed from time to time by Xcel Energy in reports filed with the SEC, including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2004.

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Dick Kelly
President and Chief Operating Officer

Building the Core

Invest $6.9 billion in utility assets through 2009

AND

Earn our allowed return on equity

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Xcel Energy’s Capital Expenditure Plan

•                                          Prudent

•                                          Have regulatory, legislative and environmental support

•                                          Manageable

•                                          Add to earnings growth

•                                          Deliver stronger credit metrics

Capital Expenditures $6.9 Billion 2005 – 2009

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Regulatory, Legislative and Environmental Support

•                                          Colorado MERP rider

•                                          Minnesota MERP rider

•                                          Comanche 3 decision — Forward CWIP and higher equity

•                                          Minnesota transmission rider for renewables

•                                          Minnesota and Texas transmission investment legislation

Minnesota Transmission Legislation Senate File 1368

•                                          Commission may approve rider recovery of new transmission investment

•                                          Cash recovery on construction work in progress

•                                          Return on equity at last allowed and provides for recovery above cost, if necessary, to improve economics or otherwise in the public interest

Texas Transmission Legislation House Bill 989

•                                          Commission may allow annual recovery of transmission infrastructure improvement

•                                          Applies only in SPP or WECC power pools

•                                          Awaiting governor’s signature

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Capital Expenditure Outlook

•                                          Relicensing nuclear plants

•                                          Minnesota and Colorado resource needs

•                                          CapEx 2020 — Minnesota transmission

•                                          CAIR and mercury rules

Transparent Low-Risk Strategy

•                                          Constructive legislative & regulatory climate

•                                          Strategy delivers:
•  Competitive total return to shareholders
•  Improving credit metrics

Financial Overview

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Ben Fowke
Vice President and Chief Financial Officer

NSP — Minnesota Operating Company Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
MERP	$191	$404	$197	$125	$56	$973
Excluding MERP	454	428	516	446	549	2,393
Total	$645	$832	$713	$571	$605	$3,366

MERP	$973
Transmission	459
Nuclear fuel	336
Balance of electric	1,250
Gas	188
Common	160
Total	$3,366

NSP — Minnesota Rate Cases

North Dakota Gas	Approved June	$0.7 million increase

Minnesota Gas	Settlement pending	$5.8 million increase
10.4% ROE
Decision July 2005

Minnesota Electric	To be filed Winter 2005
2006 test year
Interim rates early 2006
Decision Summer 2006

North Dakota Electric	To be filed Winter 2005
Interim rates early 2006
Decision Summer 2006

South Dakota Electric	To be filed mid-2006
Decision 2007

PSCo Operating Company Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
Comanche 3	$59	$179	$287	$298	$125	$948
Excl. Comanche 3	366	320	306	293	363	1,648
Total	$425	$499	$593	$591	$488	$2,596

Comanche 3	$948
Transmission	280
Balance of electric	809
Gas	438
Common	98
Thermal	16
Non-utility	7
Total	$2,596

PSCo Rate Cases

Colorado Gas	Filed May 27
Requested $33.4 million
11% ROE
55.49% common equity
Year-end rate base
Decision early 2006

Colorado Electric	To be filed Spring 2006
Decision early 2007

SPS Operating Company Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
Total	$111	$90	$124	$116	$105	$546

Transmission	$140
Balance of electric	406
Total electric	$546

SPS Rate Cases

Texas electric	To be filed Summer 2006
New Mexico electric	To be filed 2006

NSP — Wisconsin Operating Company Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
Total	$60	$79	$75	$74	$68	$356

Transmission	$73
Balance of electric	200
Gas	45
Common	38
Total	$356

Wisconsin Electric and Gas Rate Case

Requested ROE  11.9%

Common equity ratio  56.32%

Electric requested:  Revenue increase of $40.8 million

Gas requested:  Revenue increase of $7.0 million

Rates expected to be in effect January 2006

Capital Expenditure Forecast

Dollars in millions

	2005	2006	2007	2008	2009	Total
Total	$1,241	$1,500	$1,505	$1,352	$1,266	$6,864

	Anticipated Annual Growth in Average Rate Base
						Average
	2005	2006	2007	2008	2009	Annual
2004 Rate base $10.5 billion	4%	4%	7%	5%	2%	4.4%

Potential Regulatory Income and Depreciation*

Potential Result
	2004	2009
Average rate base	$10.5 B	$13 B
Regulatory equity ratio	50.4%	50 – 52%
Equity rate base	$5.3 B	$6.5 – 6.76 B
Regulatory return on equity	9.6%	10 – 11%
Regulatory net income	$506 M	$650 – $744 M**
Depreciation – Cash flow	$735 M	$910 M***
Potential regulatory net income and depreciation from regulated operations	$1,241 M	$1,560 – $1,654 M

*                                         All figures except 2004 depreciation are on an estimated regulatory basis, which differs from GAAP reporting.  A reconciliation from GAAP reporting is shown in the appendix on pages 24 and 25.

**                                  Calculated by multiplying equity rate base by regulatory return on equity.

***                           Assumes depreciation grows at the same rate as rate base.

Sources of Funding

•                                          Growing cash from operations

•                                          Proceeds from asset sales and tax loss carry-forward

•                                          Financing:
•  Dividend reinvestment and stock purchase program
•  Modest debt issuance
•  No equity issuance necessary through 2006

•                                          Uncertain whether there is a need for public equity issuance in 2007 or 2008

Dividend

•                                          Annual dividend increased by 3 cents May 2005

•                                          Current annual dividend rate of 86 cents

•                                          Annual dividend increases consistent with long-term earnings growth of 2 – 4%

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Transparent Low-Risk Strategy

•                                          Constructive legislative & regulatory climate

•                                          Strategy delivers:

•    Competitive total return to shareholders

•  Improving credit metrics

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Appendix

Rate Base and Returns

Dollars in millions

	Rate Base		Earned		Equity
	2004		ROE	Authorized	Ratio
	Average		2004	ROE	2004

Minnesota - Electric retail	$2,992		10.73%	11.47%	50.3%
Minnesota - Gas retail	402		8.50	11.40	50.3
North Dakota - Electric retail	166		10.80	12.00	50.3
North Dakota - Gas retail	39		8.18	11.50	47.6
Colorado - Electric retail	3,042		9.18	10.75	50.1
Colorado - Gas retail	996		8.76	11.00	50.1
Texas - Electric retail	889		9.39	11.50	48.7
NSP (W) - Retail electric	538		NR	11.90	55.8
NSP (W) - Retail gas	70		NR	11.90	55.8
Non-reported	1.4	B
Total including non-reported	10.5	B

NR:  Non-reportable

Reconciliation of Estimated Regulatory Reporting from GAAP

Dollars in millions

Common Equity

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP common stockholder’s equity (1)	$2,007	$433	$2,287	$781	$5,507
2003 GAAP common stockholder’s equity (1)	1,809	425	2,140	814	5,188
Average GAAP common stockholder’s equity	1,908	429	2,213	798	5,348
Adjustments	-5	-5	64	-11	43
Adjusted average equity for purposes of regulatory equity ratio	$1,903	$424	$2,277	$787	$5,391

Debt
Source: 2004 Operating Company 10-K’s

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP total debt (1) (2)	$2,032	$348	$2,502	$861	$5,743
2003 GAAP total debt (1) (2)	2,003	337	1,845	825	5,010
Average GAAP total debt	2,018	342	2,173	843	5,376
Adjustments	-140	-6	94	-16	-68
Adjusted average debt for purposes of regulatory equity ratio	$1,878	$336	$2,267	$827	$5,308

Regulatory equity ratio					50.4%

(1)  Source: 2004 Operating Company 10-K’s

(2)  Consists of long-term debt, current portion of long-term debt and short-term debt

See note on the bottom of the following page for additional information

Dollars in millions

Net Income

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP net income (1)	$230	$54	$218	$55	$557
Adjustments	-25		-26		-51
Adjusted net income for purposes of regulatory net income	$205	$54	$192	$55	$506

Calculation of Regulatory Net Income

Estimated regulatory rate base ($10.5 B) x Regulatory equity ratio (50.4%) = Estimated equity rate base ($5.3 B)

Regulatory net income ($506 M) ÷ Estimated equity rate base ($5.3 B) = Estimated regulatory return on equity (9.6%)

Depreciation & Amortization – Cash Flows

	NSP (M)	NSP (W)	PSCo	SPS	Total
2004 GAAP depreciation and amortization – cash flow (1)	$352	$48	$234	$100	$735

(1)  Source: 2004 Operating Company 10-K’s

Financial results for regulatory reporting frequently differ from GAAP.

Regulatory reporting includes the use of 12 and 13 month averages for capitalization, eliminates inter-company transactions, excludes non-regulated investments, includes or excludes revenues and or expenses associated with various recovery mechanisms and other factors, all of which may vary from one regulatory jurisdiction to another.

Net Income Growth Potential

			Annual
		2005 – 2009	Growth
	2004	Potential	Rate

Rate base	$10.5 B	$13 B	4.4%
Utility equity capitalization	50%	50 – 52%	0 to 0.8%
Earned return on utility rate base equity	9.7%	10 – 11%	0 to 2.6%

Strengthen Balance Sheet with Increased Equity

			Net Income
			Sensitivity
			100 Basis Point
	Dec 31, 2004	Target	Change in
	Equity	Equity	Equity Ratio
Company	Ratio	Ratio	Millions

NSP (M)	50%	49 to 51%	$3
NSP (W)	56	54 to 56	1
SPS	48	48 to 50	2
PSCo	48	55 to 56	4
Xcel Energy consolidated	42	44 to 46

Earn Return Authorized by Regulators

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		Net Income
		Sensitivity
	2004	100 Basis Point
	Rate Base *	Change in ROE **
	Billions	Millions
Colorado	$4.0	$20
Minnesota	3.4	17
Texas	0.9	4
Wisconsin	0.6	3

*                                         State regulatory jurisdiction

**                                  Assuming 50% common equity

Minnesota MERP —  Potential Earnings

Dollars in millions

	2005	2006	2007	2008	2009

Capital expenditures
Current year	$191	$404	$197	$125	$56
Cumulative	$238	$642	$839	$964	$1,020
Equity ratio	48.5%	48.5%	48.5%	48.5%	48.5%
Return on equity	10.86%	10.86%	10.86%	10.86%	10.86%
Equity return	$8	$24	$40	$48	$53

Comanche 3 —  Potential Earnings

Dollars in Millions

	2005	2006	2007	2008	2009

Capital expenditures
Current year	$59	$179	$287	$298	$125
Cumulative	$62	$241	$528	$826	$951
Equity ratio	56%	56%	56%	56%	56%
Return on equity	10.75%	10.75%	10.75%	10.75%	10.75%
Equity return	$2	$9	$23	$41	$54

2004 Earnings and 2005 Guidance

Dollars per share

		2005
	2004	Guidance
Regulated utility continuing operations	$1.32	$1.27 – 1.37
Holding Company finance costs	(0.08)	(0.11)
Other nonregulated & Holding Company	0.03	0.02
Total earnings from continuing operations	$1.27	$1.18 – 1.28
Discontinued operations	(0.40)
Total earnings per share diluted	$0.87

Coal Supply Contracted

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		Coal
	Coal	Transportation
2005	99%	100%
2006	78	75
2007	65	45
2008	46	45

Annual consumption:  32 Million tons of low-sulfur, low-mercury western coal

Electric Fuel and Purchased Energy Cost Recovery Mechanisms

Minnesota:	Monthly recovery of prospective costs

Colorado:	Recovery of costs with sharing of deviations up to + $11.25 million from benchmark

Texas:	File for semi-annual adjustments – required if + 4% annually

Wisconsin:	Biennial rate case – file for interim adjustment if costs fall outside + 2% annually

New Mexico:	Recovery of costs with 2 month lag

Retail Electric Rate * Comparison

* EEI typical bills – Summer 2004

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